Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. The Company did not identify any subsequent events, except as noted below, that would have required adjustment or disclosure in the financial statements.

On February 2, 2024 (the “Closing Date”), the Company consummated the business combination (the “Closing”) pursuant to a Merger Agreement, dated February 16, 2023 (as amended on August 25, 2023, the “Merger Agreement”) with HBC surviving such merger as a wholly owned subsidiary of Nubia, which was renamed “Solidion Technology, Inc.” upon Closing. On February 5, 2024, our Common Stock continued trading on the Nasdaq Global Market under the symbol “STI”. Furthermore, on the same date, the Company’s Public Warrants, previously listed under ticker “NUBIW”, were delisted from the Nasdaq.

Stockholders elected to redeem an aggregate 1,625,876 or shares of Common Stock in connection with the Second Special Meeting held on December 14, 2023. The funds of $17,834,235 are due and payable to the redeeming stockholders on the earlier of the closing of the business combination or the liquidation date. The funds were transferred to the stockholders upon closing of the business combination on February 2, 2024.

On January 29, 2024, the Promissory Notes with the Sponsor was amended such that the Promissory Note any or all of the unpaid principal upon consummation of the Company’s initial business combination was convertible into common shares at a conversion price of $1.00 per share.

On February 1, 2024, the Company executed a promissory note with EF Hutton, totaling $2,200,000, to cover underwriters’ fees associated with the closure of the business combination with Honeycomb. The principal amount of this Note is payable on designated dates, with $183,333 due on April 1, 2024, and subsequent payments of the same amount scheduled on the first business day of each following month until the final payment on March 1, 2025.

On March 13, 2024, Solidion entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement (the “Subscription Agreement”) with certain institutional investors (the “Purchasers”) for aggregate gross proceeds of approximately $3.85 million, before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes. The Private Placement closed on March 15, 2024.

As part of the Private Placement, the Company issued an aggregate of 5,133,332 units and pre-funded units (collectively, the “Units”) at a purchase price of $0.75 per unit (less $0.0001 per pre-funded unit). Each Unit consists of (i) one share of Solidion Common Stock (or one pre-funded warrant to purchase one share of Common Stock), (ii) two Series A warrants each to purchase one share of Common Stock, and (iii) one Series B warrant to purchase such number of shares of Common Stock as determined on the reset date (as defined in the Subscription Agreement), and in accordance with the terms therein.